Exhibit 77C
          Kemper Multi-Market Income Trust
          Form N-SAR for the period ended 05/31/96
          File No. 811-5689


          A special meeting of Registrant's shareholders was held on May 29, 1996. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of Members to the Board

                   James E. Akins

                       Vote             Number
                       ----             -----------
                       FOR               16,363,373
                       WITHHELD             235,707

                   Arthur R. Gottschalk

                       Vote             Number
                       ----             -----------
                       FOR               16,406,531
                       WITHHELD             192,549

                   Frederick T. Kelsey

                       Vote             Number
                       ----             -----------
                       FOR               16,411,510
                       WITHHELD             187,570

                   Dominique P. Morax

                       Vote             Number
                       ----             -----------
                       FOR               16,374,992
                       WITHHELD             224,088

                   Fred B. Renwick

                       Vote             Number
                       ----             -----------
                       FOR               16,370,013
                       WITHHELD             229,067

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               16,423,130
                       WITHHELD             175,950













                   John B. Tingleff

                       Vote             Number
                       ----             -----------
                       FOR               16,423,130
                       WITHHELD             175,950

                   John G. Weithers

                       Vote             Number
                       ----             -----------
                       FOR               16,419,810
                       WITHHELD             179,270


          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               16,302,740
                       AGAINST               93,953
                       ABSTAIN              202,387





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